                                                                  EXHIBIT 99.19

                              FORM OF ELECTION AND
                             LETTER OF TRANSMITTAL
                                 FOR SHARES OF
                                   MESA INC.
               SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK

         This Form of Election and Letter of Transmittal (this "Form of Election") is to be used by record holders of Series A 8% Cumulative Convertible Preferred Stock, par value $0.01 per share ("Mesa Series A Preferred Stock"), of MESA Inc. ("Mesa") to make Consideration Elections (as defined below) with respect to the type of Merger Consideration (as defined below) to be received upon conversion of such holder's shares of Mesa Series A Preferred Stock in the Mergers (as defined below), all as contemplated by the Agreement and Plan of Merger, dated as of April 6, 1997, as amended (as amended, the "Merger Agreement"), by and among Mesa, its subsidiaries Pioneer Natural Resources Company ("Pioneer") and Mesa Operating Co. ("MOC"), and Parker & Parsley Petroleum Company ("Parker & Parsley").

         Pursuant to the Merger Agreement, among other things, (i) Mesa will merge (the "Reincorporation Merger") with and into Pioneer, with Pioneer being the surviving corporation. The Reincorporation Merger will have the effect of changing Mesa's state of incorporation from Texas to Delaware. Immediately after the Reincorporation Merger, Parker & Parsley will merge (together with the Reincorporation Merger, the "Mergers") with and into MOC, with MOC being the surviving corporation. As a result, Parker & Parsley will become a wholly owned subsidiary of Pioneer. Except as otherwise indicated, capitalized terms used but not defined herein have the meanings given to them in the Joint Proxy
Statement/Prospectus dated June   , 1997 of Mesa, Pioneer, MOC and Parker &
Parsley relating to the Mergers (the "Joint Proxy Statement/Prospectus").

         Pursuant to the terms of the Reincorporation Merger, each seven shares of Mesa Series A Preferred Stock will be converted, at the option of the holder, into either (i) 1.25 shares of Common Stock of Pioneer ("Pioneer Common Stock") or one share of Series A 8% Cumulative Convertible Preferred Stock of Pioneer ("Pioneer Preferred Stock"), PROVIDED, HOWEVER, THAT IF A MAJORITY OF THE OUTSTANDING SHARES OF MESA SERIES A PREFERRED STOCK VOTE IN FAVOR OF THE MERGER AGREEMENT, THEN ALL OF THE SHARES OF MESA SERIES A PREFERRED STOCK SHALL BE CONVERTED INTO PIONEER COMMON STOCK, REGARDLESS OF WHETHER SOME OF SUCH HOLDERS ELECTED TO RECEIVE THE PIONEER PREFERRED STOCK. If a holder of Mesa Series A Preferred Stock expresses no preference as between Pioneer Preferred Stock or Pioneer Common Stock (a "Non-Election"), such shares shall be deemed to be shares in respect of which elections for Pioneer Preferred Stock have been made.

       THE EXCHANGE AGENT IS CONTINENTAL STOCK TRANSFER & TRUST COMPANY.

            BY REGULAR U.S. MAIL, BY HAND OR BY OVERNIGHT COURIER :

                   Continental Stock Transfer & Trust Company
                                   2 Broadway
                           New York, New York, 10004
                        Attn: Reorganization Department

                              CONFIRM BY TELEPHONE

                           1-212-509-4000 (Ext. 535)



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

TO BE EFFECTIVE, THIS FORM OF ELECTION, TOGETHER WITH CERTIFICATES FOR SHARES OF MESA SERIES A PREFERRED STOCK AND ANY OTHER DOCUMENTS REQUIRED HEREBY, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, AND NOT WITHDRAWN, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE TRADING DAY IMMEDIATELY PRECEDING THE CLOSING DATE OF THE MERGERS (THE "ELECTION DEADLINE"). ANY HOLDER OF SHARES OF MESA SERIES A PREFERRED STOCK THAT DOES NOT SUBMIT AN EFFECTIVE ELECTION FORM PRIOR TO THE ELECTION DEADLINE SHALL BE DEEMED TO HAVE MADE A NON-ELECTION.

         SHARES OF MESA SERIES A PREFERRED STOCK HELD BY A RECORD HOLDER OF MESA SERIES A PREFERRED STOCK (A "STOCKHOLDER") WHO DOES NOT TIMELY SUBMIT A PROPERLY COMPLETED FORM OF ELECTION WILL BE DEEMED TO BE SHARES IN RESPECT OF
WHICH NO ELECTION HAS BEEN MADE.   ANY STOCKHOLDER MAY AT ANY TIME PRIOR TO THE
ELECTION DEADLINE CHANGE A PREVIOUSLY MADE ELECTION BY WRITTEN NOTICE TO THE EXCHANGE AGENT ACCOMPANIED BY A PROPERLY COMPLETED, LATER-DATED FORM OF ELECTION.

         DO NOT SEND THIS FORM OF ELECTION TO PARKER & PARSLEY OR MESA.

         DELIVERY OF THIS FORM OF ELECTION AND CERTIFICATES REPRESENTING SHARES OF MESA SERIES A PREFERRED STOCK OTHER THAN TO THE EXCHANGE AGENT AT THE ADDRESS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED.

Ladies and Gentlemen:

         In accordance with the Merger Agreement, the undersigned, as the registered holder(s) of the certificates for shares of Mesa Series A Preferred Stock listed below or the assignee(s) of such registered holder(s), hereby makes the Consideration Election(s) indicated below for the number of shares of Mesa Series A Preferred Stock specified below. Such Consideration Election(s) is subject to the terms and conditions set forth in (i) the Joint Proxy Statement/ Prospectus, (ii) the Merger Agreement, a copy of which is attached to the Joint Proxy Statement/Prospectus as Appendix I, and (iii) the Instructions hereto set forth below.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY
STATEMENT/PROSPECTUS, AND THE PROSPECTUS SUPPLEMENT ACCOMPANYING THIS FORM OF ELECTION.

         The undersigned understands that delivery of the Merger Consideration corresponding to the Consideration Election(s) made hereunder will be made as promptly as practicable after the Effective Time, provided that surrender of certificates for Mesa Series A Preferred Stock is made in acceptable form. The undersigned acknowledges that surrender is not made in acceptable form until the Exchange Agent has received this Form of Election, or a copy hereof, duly completed and signed, together, in the circumstances in which evidences of authority are required hereby, with all accompanying evidences of authority in satisfactory form to the Exchange Agent. Upon request, the undersigned will execute and deliver any additional document that Pioneer (or Mesa and Pioneer prior to the Effective Time (as defined below)) or the Exchange Agent reasonably deems necessary or appropriate in connection with the surrender of certificates for Mesa Series A Preferred Stock or in connection with the exchange contemplated hereby. The undersigned also understands that delivery of certificates for surrendered Mesa Series A Preferred Stock shall be made only to the Exchange Agent, and risk of loss and title to certificates for Mesa Series A Preferred Stock shall pass only upon proper delivery of such certificates to the Exchange Agent.

         The undersigned represents that the undersigned has full authority to surrender the certificates for Mesa Series A Preferred Stock surrendered hereby without restriction, and that, upon payment by Pioneer of the Merger Consideration for the shares represented by such certificates in accordance with the Consideration Election(s) indicated below, Pioneer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. Subject to consummation of the Mergers, the undersigned hereby appoints Continental Stock Transfer and Trust Company as the undersigned's attorney-in-fact, with full power of substitution, for the purpose of causing the shares of Mesa Series A Preferred Stock represented by the accompanying certificates to be converted into the Merger Consideration corresponding to the Consideration Election(s) made below and the instructions contained in this Form of Election. All authority conferred by this Form of Election and the surrender of the enclosed certificates for Mesa Series

A Preferred Stock are irrevocable, will bind the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive, and not be affected by, the death or incapacity of the undersigned.
If certificates for shares of Mesa Series A Preferred Stock are not delivered herewith, there is furnished a properly completed and executed Notice of Guaranteed Delivery.

         The undersigned understands that the purpose of the election procedure is to permit Stockholders to express their preferences for either Pioneer Common Stock or Pioneer Preferred Stock, PROVIDED, HOWEVER, THAT IF A MAJORITY OF THE OUTSTANDING SHARES OF MESA SERIES A PREFERRED STOCK VOTE IN FAVOR OF THE MERGER AGREEMENT, THEN ALL OF THE SHARES OF MESA SERIES A PREFERRED STOCK SHALL BE CONVERTED INTO PIONEER COMMON STOCK, REGARDLESS OF WHETHER SOME OF SUCH
HOLDERS ELECTED TO RECEIVE THE PIONEER PREFERRED STOCK.    Subject to the
foregoing provision, and the limitations described below and in the Merger Agreement, the Exchange Agent will seek to take into account the Consideration Election(s) made by Stockholders when it issues the Merger Consideration after the Effective Time. THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS THAT IN THE EVENT THAT THE HOLDERS OF A MAJORITY OF THE MESA SERIES A PREFERRED STOCK VOTE IN FAVOR OF THE MERGER AGREEMENT, THE UNDERSIGNED WILL RECEIVE PIONEER COMMON STOCK, REGARDLESS OF WHETHER SUCH HOLDER ELECTED TO RECEIVE PIONEER PREFERRED STOCK OR PIONEER COMMON STOCK.

         No fractional shares of Pioneer Common Stock or Pioneer Preferred Stock will be issued to any Stockholder upon the consummation of the Mergers. The undersigned understands that in lieu of any fractional share, for each fractional share of Pioneer Common Stock or Pioneer Preferred Stock that would otherwise be issued, Pioneer will pay by check to each former stockholder of Mesa Series A Preferred Stock an amount equal to a pro rata portion of the net proceeds of the sale by the Exchange Agent of shares of Mesa Series A Preferred Stock representing the aggregate of all such fractional shares and the aggregate dividends or other distributions that are payable with respect to such shares of Mesa Series A Preferred Stock, if any.

         Unless otherwise directed by written instructions attached hereto, please issue one stock certificate for the shares of Pioneer Common Stock or Pioneer Preferred Stock, as elected, and/or one check for the fractional shares of the Merger Consideration to which the undersigned is entitled, as the case may be. Unless otherwise specified under "Special Payment Instructions" or "Special Mailing Instructions" below, the undersigned requests that the undersigned's certificate and/or check, as the case may be, be issued in the name and mailed to the address of the undersigned as set forth below.





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
         Please complete the following boxes to indicate the Consideration Election(s) made with respect to the Mesa Series A Preferred Stock to which this Form of Election relates.

PLEASE READ THE INSTRUCTIONS SET FORTH AT THE END OF THIS FORM OF ELECTION CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION.

            DESCRIPTION OF MESA SERIES A PREFERRED STOCK SURRENDERED

                                                                   CERTIFICATE(S) BEING SURRENDERED
                                                               (ATTACH SEPARATE SCHEDULE IF NECESSARY)
           NAME(S) OF REGISTERED HOLDER(S)                                NUMBER OF SHARES
  AS SHOWN ON THE CERTIFICATE(S) AND ADDRESS(ES) OF     CERTIFICATE        REPRESENTED BY      NUMBER OF SHARES
               SUCH REGISTERED HOLDERS                    NUMBERS          CERTIFICATES          SURRENDERED*

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                     TOTAL SHARES:

 * Unless otherwise indicated, the registered holder(s) will be deemed to have surrendered all of the shares represented by such certificates.



                             CONSIDERATION ELECTION

 Check one or more of the boxes below to make the indicated Consideration Election and specify the number of shares to which such Consideration Election applies:

      Pioneer Common Stock         [ ]                    Number of Shares
                                                                           ----------------------
      Pioneer Preferred Stock      [ ]                    Number of Shares
                                                                           ----------------------
      No Preference                [ ]                    Number of Shares
                                                                           ----------------------

 IF NO BOX IS CHECKED OR IF THE NO PREFERENCE BOX IS CHECKED, THE SHARES OF MESA SERIES A PREFERRED STOCK OF THE REGISTERED HOLDER(S) TO WHICH THIS FORM OF ELECTION RELATES WILL BE DEEMED TO HAVE ELECTED TO RECEIVE PIONEER PREFERRED STOCK.

                   NOTE: ALL STOCKHOLDERS MUST SIGN HERE AND
                    ON THE ACCOMPANYING SUBSTITUTE FORM W-9

                                                       Dated _____________, 1997


________________________________________________________________________________
          (Signature(s) of Registered holder(s) or Authorized Signatory)

________________________________________________________________________________
         (Signature(s) of Registered holder(s) or Authorized Signatory)

Telephone Number_______________________________________________________________
                              (Include Area Code)

 Must be signed above by registered holder(s) exactly as name(s) appear(s) on the certificate(s) to which this Form of Election relates as indicated above or by person(s) authorized to become registered holder(s). See Instruction 3. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see instruction 3(e).

Name(s)________________________________________________________________________
                                  PLEASE PRINT

Capacity (full title) _________________________________________________________


            SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL MAILING INSTRUCTIONS
            (See Instructions 3, 4 and 7)                                     (See Instruction 4)

    To be completed ONLY if the certificate(s)                 To be completed ONLY if the certificate(s)
  representing Pioneer Preferred Stock or Pioneer             representing Pioneer Preferred Stock or Pioneer
  Common Stock and checks for cash issued in lieu             Common Stock and checks for cash issued in lieu
  of fractional shares of Pioneer Preferred Stock             of fractional shares of Pioneer Preferred Stock
  or Pioneer Common Stock are to be issued in the             or Pioneer Common Stock are to be mailed to an
  name(s) of someone OTHER THAN the name(s) which             address other than indicated above.
  appear on the certificate(s).  YOUR SIGNATURE(S)
  MUST BE GUARANTEED ON THE FORM BELOW.
  ISSUE TO:                                                   MAIL TO:

                    PLEASE PRINT                                                 PLEASE PRINT
       (ATTACH SEPARATE SCHEDULE IF NECESSARY)
  Name:                                                       Name:
        ------------------------------------------                 ---------------------------------------------

  Address:                                                    Address:
          ----------------------------------------                    ------------------------------------------


  ------------------------------------------------            --------------------------------------------------


  ------------------------------------------------            --------------------------------------------------
                 (Include Zip Code)                                           (Include Zip Code)

  Tax Identification or Social Security Number(s)             Attention:
  of Person(s) Named in this Box:                                       ----------------------------------------

                                                              [ ]      PLEASE CHECK BOX IF THIS IS A
  ------------------------------------------------                     PERMANENT ADDRESS CHANGE.
       (Also complete the Substitute Form W-9)


                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED -- SEE INSTRUCTION 3(G))

Authorized Signature(s) _______________________________________________________

Title__________________________________________________________________________

Name of Firm __________________________________________________________________

Dated ___________________________________________________________________, 1997

         PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF MESA SERIES A PREFERRED STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.

                          *IMPORTANT TAX INFORMATION*

         Please be advised that, regardless of whether you have previously furnished a taxpayer identification number (Social Security number for individual, or employer identification number for corporation(s)) (a "TIN") or the certification on Form W-9 with respect to dividend payments, you must again furnish this number, certified to be correct under penalties of perjury, to assure that backup withholding of 31% on reportable payments will not be implemented. Certification should be made to the Exchange Agent on the Substitute Form W-9 below. If the certificates representing shares of Mesa Series A Preferred Stock covered by this Form of Election are registered in more than one name or are not registered in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

           PAYOR'S NAME: CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

 SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT       Social Security Number or
 FORM W-9                  AND CERTIFY BY SIGNING AND DATING BELOW, OR IF A TIN HAS     Employer Identification Number
 Please fill in your       NOT BEEN ISSUED TO YOU, PLEASE CHECK THE BOX IN PART 3
 Name and Address:         BELOW.

 -------------------

 -------------------

 -------------------

 CHECK APPROPRIATE BOX              [ ] Individual / Sole Proprietor  [ ] Corporation  [ ] Partnership [ ] Other_____

 DEPARTMENT OF TREASURY             PART 2 -- For payees exempt from backup withholding, see the enclosed Guidelines
 PAYER'S REQUEST FOR TAXPAYER       for Certification of Taxpayer Identification Number on Substitute Form W-9
 IDENTIFICATION NUMBER (TIN)

 CERTIFICATION -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                                         PART 3
SIGNATURE _________________   DATE _________, 1997             Awaiting TIN [ ]

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office and will provide such taxpayer identification number to you within 60 days or (b) I intend to mail or deliver an application in the near future and will provide the taxpayer identification number to you within 60 days. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Exchange Agent with a properly certified taxpayer identification number may be subject to a 31% backup withholding tax.


SIGNATURE  _______________________________         DATE ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENTS MADE TO YOU.

                                  INSTRUCTIONS

         1. GENERAL. This Form of Election is to be used by registered holders of Mesa Series A Preferred Stock to make an election to receive either Pioneer Common Stock or Pioneer Preferred Stock as Merger Consideration, or to indicate that they have no preference as to the form of Merger Consideration to be received (individually, a "Consideration Election" and, collectively, the "Consideration Elections") with respect to their shares of Mesa Series A Preferred Stock in the Mergers under the Merger Agreements and to submit their shares of Mesa Series A Preferred Stock in exchange for Merger Consideration. When making elections, Stockholders should read carefully these Instructions and the information set forth in the Joint Proxy Statement/Prospectus. A properly completed and duly executed copy of this Form of Election, together with certificates for Mesa Series A Preferred Stock, and any other documents required by this Form of Election must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the trading day immediately preceding the Closing Date (the "Election Deadline"). The shares of Mesa Series A Preferred Stock held by a registered holder of Mesa Series A Preferred Stock who does not submit a Form of Election with respect to those shares that is received by the Exchange Agent prior to the Election Deadline, or who indicates no preference as to the form of Merger Consideration to be received, will be deemed by Pioneer, in its sole and absolute discretion, to be shares in respect of which Pioneer Preferred Stock has been elected as the Merger Consideration. The method of delivery of this Form of Election, certificates for Mesa Series A Preferred Stock and all other required documents to the Exchange Agent is at the option and risk of the electing holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is
recommended that the holder use an overnight or hand delivery service.   In all
cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Election Deadline. All Consideration Elections will be void and of no effect if the Mergers are not consummated and, in that event, certificates submitted in connection therewith will be returned to the persons submitting them.

         2. ELECTION AND SURRENDER BY HOLDER. Only a registered holder of Mesa Series A Preferred Stock may make a Consideration Election and surrender certificates for the Merger Consideration corresponding to such Consideration Election. Any beneficial owner of Mesa Series A Preferred Stock who is not the registered holder and who wishes to make a Consideration Election and surrender certificates should arrange with the registered holder to execute and deliver this Form of Election reflecting such Consideration Election or must, prior to completing and executing this Form of Election and delivering the certificates, either make appropriate arrangements to register ownership of the certificates in such beneficial owner's name or obtain a properly completed stock power from the registered holder.

         3. SIGNATURES ON THIS FORM OF ELECTION; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         (a) If this Form of Election is signed by the registered holder of the certificates for Mesa Series A Preferred Stock described above, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         (b) If any certificates for Mesa Series A Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Form of Election. If any certificates for Mesa Series A Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election as there are different registrations of certificates.

         (c) When this Form of Election is signed by the registered holder or holders of certificates listed herein and surrendered hereby, and the Merger Consideration therefor is to be delivered to the registered holder, no endorsements on certificates or separate stock powers are required. In any other case, such holder or holders must either properly endorse the certificates surrendered or transmit properly completed separate stock powers with this Form of Election, with the signatures on the endorsement or stock powers guaranteed by an Eligible Institution (as defined below).

         (d) If this Form of Election is signed by a person other than the registered holder or holders of any shares of Mesa Series A Preferred Stock represented by certificates listed herein, such certificates must be endorsed or accompanied by appropriate stock powers, in each case signed as the name or names of the registered holder or holders appears on the certificates, and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         (e) If this Form of Election or any certificate for Mesa Series A Preferred Stock or stock powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Pioneer, evidence satisfactory to Pioneer their authority so to act must be submitted with this Form of Election.

         (f) Endorsements on certificates for Mesa Series A Preferred Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         (g) Except as otherwise provided in this Instruction 3(g), all signatures on this Form of Election must be guaranteed by a bank, brokerage firm, savings and loan association or credit union, in any case with membership in an approved and recognized Medallion Signature Guarantor Program (an "Eligible Institution"). Signatures on this Form of Election need not be guaranteed if this Form of Election is signed by the registered holder(s) of the Mesa Series A Preferred Stock surrendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Mailing Instructions."

         4. SPECIAL PAYMENT AND MAILING INSTRUCTIONS. Electing holders of Mesa Series A Preferred Stock should indicate, in the applicable box or boxes, the name and address to which certificates for Pioneer Common Stock or Pioneer Preferred Stock are to be issued, if different from the name and address of the person signing this Form of Election. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be set forth.

         5. GUARANTEED DELIVERY PROCEDURES. If any certificates representing shares of Mesa Series A Preferred Stock with respect to which this Form of Election relates are not delivered herewith, there must be furnished a guarantee of delivery of such shares on the Notice of Guaranteed Delivery form provided with this Form of Election from a trust company organized in the United States, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. A Form of Election accompanied by such a Notice of Guaranteed Delivery shall be subject to the condition that the certificates covered by such guarantee are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the fourth business day after the Election Deadline. Shares of Mesa Series A Preferred Stock represented by any such certificates that are not so delivered will be deemed by Pioneer to be shares for which no election has been made.

         6. REVOCATION OF ELECTION. Any Consideration Election may be revoked until the Election Deadline. To revoke a Consideration Election, a written notice of revocation must be received by the Exchange Agent at its address set forth on the cover of this Form of Election prior to the Election Deadline. Any such notice or revocation must (i) specify the name of the registered holder having made the Consideration Election to be revoked, (ii) identify the certificate(s) for Mesa Series A Preferred Stock with respect to which the Consideration Election is to be revoked and (iii) be signed by the record holder in the same manner as the original signature on the Form of Election by which such Consideration Election was made. A new Consideration Election may be made by submitting a new Form of Election.

         7. TRANSFER TAXES. If certificates for Pioneer Common Stock or Pioneer Preferred Stock are to be delivered to or are to be registered or issued in the name of, any person other than the registered holder of the Mesa Series A Preferred Stock surrendered hereby, or if a transfer tax is imposed for any reason other than solely as a result of the surrender of certificates for Mesa Series A Preferred Stock for the Merger Consideration, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Form of Election, the amount of such transfer taxes will be billed directly to such surrendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Mesa Series A Preferred Stock listed in this Form of Election.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Mesa Series A Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Form of Election can be processed.
Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Exchange Agent as soon as possible.

         9. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a holder who receives a reportable payment made with respect to the Pioneer Common Stock or Pioneer Preferred Stock must provide Pioneer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a surrendering holder who is an individual, is his or her social security number. If the shares of Mesa Series A Preferred Stock relating to this Form of Election are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer's Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If Pioneer (through the Exchange Agent) is not provided with the current TIN, or if any other information is not correctly provided, such surrendering holder may be subject to up to a $500 penalty imposed by the Internal Revenue Service (plus additional penalties if a holder willfully makes a false certification). In addition, the Pioneer Common Stock or Pioneer Preferred Stock may be subject to backup withholding in an amount equal to 31% of all such reportable payments. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

         Exempt holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy Pioneer that a foreign individual qualifies as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.) See the enclosed W-9 Guidelines for additional instructions.

         To prevent backup withholding from applying to any reportable payment with respect to the Pioneer Common Stock or the Pioneer Preferred Stock, each holder must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The box in Part 3 of the Substitute Form W-9 above may be checked if the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number contained in the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), Pioneer may withhold 31% of the Pioneer Common Stock or the Pioneer Preferred Stock prior to the time it is provided with a properly certified TIN. Backup withholding, if applicable, will continue until such holder furnishes its TIN to Pioneer (through the Exchange Agent).

         10. ELECTION PROCEDURE. Subject to the limitation described in Instruction 15 below, each record holder of shares of Mesa Series A Preferred Stock (other than Dissenting Shares) outstanding immediately prior to the effective time of the Mergers (the "Effective Time") is entitled to submit an election specifying the Merger Consideration preferred in respect of each such share either Pioneer Common Stock or Pioneer Preferred Stock. Alternatively, a record holder may indicate that the record holder has no preference as between Pioneer Common Stock and Pioneer Preferred Stock for such shares.

         All elections are to be made on this Form of Election. It is anticipated that the Closing Date will be on August _____, 1997, the day after the Special Meetings. If the anticipated Closing Date changes, Mesa will issue a public announcement of the new anticipated Closing Date as soon as practicable, but in no event less than five trading days prior to the Closing Date.

         Election Forms must be received by the Exchange Agent at its office set forth herein no later than 5:00 p.m., New York City time, on the trading day immediately preceding the Closing Date. To make a proper election, a holder of shares of Mesa Series A Preferred Stock must have delivered to the Exchange Agent at the address specified above prior to the Election Deadline the following:

                  (a) a Form of Election properly completed in accordance with these Instructions and signed by the record holder of the shares of Mesa Series A Preferred Stock as to which such election is being made; and

                  (b) either (i) the certificates for such shares, (ii) an appropriate guarantee of delivery of certificates for such shares.

         STOCKHOLDERS WHO PERFECT AN ELECTION OF PIONEER PREFERRED STOCK WILL NOT RECEIVE THE ELECTED PIONEER PREFERRED STOCK IN THE EVENT THAT A MAJORITY OF THE HOLDERS OF THE OUTSTANDING MESA SERIES A PREFERRED STOCK VOTE IN FAVOR OF THE MERGER AGREEMENT. IN SUCH EVENT, EACH SHARE OF MESA SERIES A PREFERRED STOCK SHALL BE CONVERTED INTO A RIGHT TO ONLY

RECEIVE THE PIONEER COMMON STOCK, REGARDLESS OF WHETHER SOME OF SUCH HOLDERS ELECTED TO RECEIVE THE PIONEER PREFERRED STOCK.

         11. MERGER CONSIDERATION. Except for shares owned directly or indirectly by Mesa or Parker & Parsley (which will be canceled at the Effective
Time), each 7 shares of Mesa Series A Preferred Stock outstanding immediately prior to the Effective Time will be converted at the Effective Time into the right to receive from Pioneer the Merger Consideration. The Merger Consideration will consist of (i) 1.25 shares of Pioneer Common Stock or (ii) one share of Pioneer Preferred Stock), in each case for seven shares of Mesa Series A Preferred Stock.

         12. FIXED MERGER CONSIDERATION. The Stockholders should consider that the Merger Consideration will not be adjusted in the event of an increase or decrease in the market price of Mesa Series A Preferred Stock. Holders of Mesa Series A Preferred Stock will receive either 1.25 shares of Pioneer Common Stock or one share of Pioneer Series A Preferred Stock for each seven shares of Mesa Series A Preferred Stock held.

         However, each of Mesa and Parker & Parsley have the option to terminate the Merger Agreement if the Average Trading Price for the fifteen
(15) Trading Day period beginning on the twentieth (20th) Trading Day prior to the date on which the meetings of the stockholders of Mesa and Parker & Parsley with respect to the Mergers are to be held (such date to be the date specified in the Joint Proxy Statement/Prospectus), is less than $5.00 per share, provided that notice of termination is given by the terminating party to the other parties to the Merger Agreement within two calendar days following the end of such fifteen (15) Trading Day period. If this is the case, Mesa and Parker & Parsley will each independently determine whether to terminate the Merger Agreement, waive the option and proceed to the consummation of the Mergers or seek to renegotiate the terms upon which the Mergers will be consummated. The Stockholders are urged to obtain current stock market quotations for Mesa Series A Preferred Stock, and to consider the possible impact of the fluctuating market value of Pioneer stock on the value of total Merger Consideration received in the Mergers. For purposes hereof, the term
(i) "Average Trading Price" means the average of the closing sales prices for Mesa Common Stock during such fifteen (15) Trading Day period as such closing sales prices are reported in The Wall Street Journal's New York Stock Exchange Composite Transactions Reports; and (ii) "Trading Days" refers to days on which the NYSE is open for the trading.

         15. VOTE OF A MAJORITY BINDING. If a majority of the outstanding shares of Mesa Series A Preferred Stock vote in favor of the Merger Agreement, then each seven shares of Mesa Series A Preferred Stock shall be converted into a right to only receive the Pioneer Common Stock, regardless of whether some of such holders elected to receive the Pioneer Preferred Stock.

         16. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for making a Consideration Election or surrendering certificates, as well as requests for assistance or for additional copies of the Joint Proxy Statement/Prospectus or this Form of Election, may be directed to the Information Agent, Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, or by telephone at 1-800-566-9061.

         17. MISCELLANEOUS. Pioneer (or Mesa prior to the Effective Time) reserves the absolute right, which it may assign in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Pioneer (or Mesa prior to the Effective
Time) or the Exchange Agent in such matters shall be conclusive and binding.

         NONE OF MESA, PIONEER, MOC, PARKER & PARSLEY OR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION WHATSOEVER TO NOTIFY ANY PERSON OF ANY DEFECT IN A FORM OF ELECTION SUBMITTED TO THE EXCHANGE AGENT OR ANY OTHER IRREGULARITY IN CONNECTION WITH THE SUBMISSION OF A FORM OF ELECTION AND ACCOMPANYING DOCUMENTS, NOR WILL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION. THE SHARES OF MESA SERIES A PREFERRED STOCK OF A HOLDER COVERED BY THE SUBMISSION OF A FORM OF ELECTION THAT IS DETERMINED BY PIONEER (OR MESA PRIOR TO THE EFFECTIVE TIME) OR THE EXCHANGE AGENT TO BE INVALID AND THAT IS NOT CORRECTED BY THE ELECTION DEADLINE WILL BE DEEMED BY PIONEER, IN ITS SOLE AND ABSOLUTE DISCRETION, TO BE SHARES IN RESPECT OF WHICH PIONEER COMMON STOCK ELECTIONS HAVE BEEN MADE. ANY DISPUTE CONCERNING THE VALIDITY OR EFFECTIVENESS OF A FORM OF ELECTION (INCLUDING ANY DISPUTES INVOLVING THE INTERPRETATION OF THESE INSTRUCTIONS) WILL BE DETERMINED BY PIONEER (OR MESA PRIOR TO THE EFFECTIVE TIME), WHOSE DETERMINATION WILL BE CONCLUSIVE AND BINDING.

         PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF MESA SERIES A PREFERRED STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.